Other Long Term Liabilities - Schedule of Other Long-Term Liabilities (Detail) - USD ($) $ in Thousands	Dec. 25, 2020	Mar. 27, 2020	Mar. 29, 2019
Other Liabilities Disclosure [Abstract]
Accrued management incentive (LTCIP)	$ 194	$ 2,439	$ 11,104
Accrued management incentive (non-LTCIP)	318	2,304	1,408
Accrued retirement	9,516	8,005	6,830
Accrued contingent consideration	7,800
Provision for uncertain tax positions (net)	2,758	2,855	6,424
Other	275	275	275
Total	$ 20,861	$ 15,878	$ 26,041